                                                                   EXHIBIT 10.12

                                 LOAN AGREEMENT

THIS DEED is made this 27th day of July 2000

BETWEEN:

INSTANZ NOMINEES PTY. LTD. (A.C.N. 073 513 658) of Level 9 South, 161 Collins Street in the State of Victoria, Australia (hereinafter referred to as "the Lender") of the first part;

AND

L.T. TECHNOLOGY, INC. of 34-36 Punt Road, Windsor, Victoria, Australia (hereinafter referred to as "the Borrower") of the second part.

WHEREAS:

A.   The Borrower wishes to borrow monies from the Lender.

B. The Lender is prepared to advance to the Borrower an amount of ONE HUNDRED AND FIFTY THOUSAND AMERICAN DOLLARS ($US150,000.00) on such terms and conditions as noted in this Agreement.

C. The Borrower has entered into a prior loan agreement with Ledger Technologies ("Ledger") on June 6, 2000 under which Ledger has advanced the sum of US$500,000 or its equivalent in Australian Dollars (hereinafter referred to as "the Ledger Loan").

D. Ledger has agreed to lend to the Borrower contemporaneously with the loan by the Lender, a further sum of US$150,000,000, or its equivalent in Australian Dollars, on the same terms and conditions as the Ledger Loan.

IN CONSIDERATION of the terms and conditions set out hereunder the parties heretofore agree as follows:

1. The Lender agrees to lend to the Borrower the amount specified in Recital B hereof (hereinafter referred to as "the said Loan").

2. The details of every advance of funds by the Lender to the Borrower pursuant to this Agreement shall be recorded in the Schedule of Loan Advances in this Agreement, which shall be signed by a Director of the Lender and a Director of the Borrower.

3. The said Loan shall be repaid by the Borrower to the Lender when: (a) in the opinion of the Lender, the Borrower has received adequate additional financing to repay the said Loan and (b) in the opinion of a majority of the Board of Directors of the Borrower, there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.

4. Interest calculated daily at a rate of 10% per annum on all loan funds from time to time advanced pursuant to this Agreement shall be paid by the Borrower to the Lender upon repayment of the said Loan.

5. The Borrower shall take all necessary steps to ensure that the said Loan shall rank equally pari passu to the Ledger Loan.

6. This Agreement shall be governed by and construed in accordance with the laws of the State of Victoria, Australia.

7. This Agreement shall be binding on and enure to the benefit of the assignees and successors in title of the parties.

8. If any provision of this Agreement is held invalid, unenforceable or illegal for any reason, this Agreement shall remain otherwise in full force and the said provision shall be read down to such extent as may be necessary to ensure that it does not infringe the laws of the said State and as may be reasonable in all the circumstances so as to give it a valid operation of a partial character and in the event that such provision cannot be so read down it shall be deemed void and severable.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals the day and year hereinbefore written.

THE COMMON SEAL of the Lender          )                 [SEAL]

was hereto affixed                     )

in the presence of authorised persons: )


Director /s/ MICHAEL ABELES                  Director/Secretary /s/ [Signature Illegible]
        -------------------------------                        --------------------------

Full Name     /s/ MICHAEL ABELES             Full Name          /s/ [Illegible]
         ------------------------------               -----------------------------------

THE COMMON SEAL of the Borrower        )

was hereto affixed                     )

in the presence of authorised persons: )


Director /s/ JONATHAN HERZOG
        -------------------------------

Full Name   Jonathan Herzog
          -----------------------------


                           SCHEDULE OF LOAN ADVANCES

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ADVANCE DATE    AMOUNT ($US)    AMOUNT($AUD)        LENDER'S SIGNATURE               BORROWER'S SIGNATURE
------------    ------------    ------------        -------------------------        --------------------
1. 1/8/00       150,000                             /s/ MICHAEL ABELES               /s/ JONATHAN HERZOG
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2.
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3.
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4.
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5.
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